Exhibit 99.1

WESTERN PLAINS ENERGY, L.L.C.

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

Each of the undersigned, Jeff Torluemke and Richard Sterrett, the Chief Executive Officer and the Chief Financial Officer, respectively, of Western Plains Energy, L.L.C. (the “Company”), individually and not jointly has executed this Certification in connection with the filing with the Securities and Exchange Commission of the Company’s Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2002 (the “Report”)

Each of the undersigned hereby certifies that:

*              the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

*              the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this Certification as of the 14th day of November, 2002.

/s/ Jeff Torluemke
Jeff Torluemke
Chief Executive Officer

/s/ Richard Sterrett
Richard Sterrett
Chief Financial Officer